

RMG NETWORKS

RMG Networks Holding Corporation

Investor Presentation

September 2013

Disclaimer

Forward-Looking Statements

This document, and the remarks made within it, includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Our actual results may differ materially from our expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, our expectations with respect to future performance and anticipated growth.

Forward-looking statements contained in this presentation involve significant risks and uncertainties that could cause actual results or events to differ materially from the our expectations. Most of these factors are outside our control and difficult to predict. Factors that may cause such differences include, but are not limited to, those described in our filings with the Securities and Exchange Commission (The "SEC") including under the heading "Risk Factors" in Item 1A of Part II of our quarterly report on Form 10-Q for the quarter ended June 30, 2013 as well as other factors including:

- the possibility that our common stock could be de-listed from the Nasdaq Capital Market;
- the potential liquidity and trading of our securities;
- the limited operating history, and history of incurring significant net losses, of our Reach Media Group subsidiary;
- the competitive environment in the advertising markets in which we operate;
- the risk that the anticipated benefits of the combination of Reach Media Group or Symon Holdings Corporation, or of other acquisitions that we may complete, may not be fully realized;
- changing legislation and regulatory environments;
- business development activities, including our ability to contract with, and retain, customers on attractive terms; and
- success in retaining or recruiting, or changes required in, our management and other key personnel.

We caution you not to place undue reliance upon any forward- looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based.

Non-GAAP Financials

Certain of the financial information and data contained in this presentation is unaudited and does not conform to the SEC's Regulation S-X. This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principals ("GAAP"), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. We believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of our financial performance. However, these non-GAAP financial measures should be considered in addition to, and not as substitutes for or superior to, financial measures of financial performance prepared in accordance with GAAP. Pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

Projections

Any estimates, forecasts or projections set forth in this presentation have been prepared by our management in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis as well as risks (many of which are beyond our control). As such, no representation can be made as to the attainability of our forecasts and projections. Investors are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles. For a listing of risks and other factors that could impact our ability to attain our projected results, please see "Forward-Looking Statements" above.

RMG Networks Highlights

RMG Networks is an attractive, fast-growing leader in enterprise-class digital signage and digital out-of-home media

Significant Expected Market Growth	• US digital place-based networks growing at ~13% 2011-2016 CAGR[a] • Long-term growth expected due to accelerating adoption trends
Market Leading Position	• Solutions for the most complex enterprise, retail and media customer needs • Open and scalable technology platform
Comprehensive Platform	• Proprietary portfolio of software, hardware, implementation and support services for non-advertising and advertising solutions • Global Reach
Experienced Management Team	• Strong track record of industry leadership • Significant experience in operating advertising, digital media and technology businesses
Multiple Avenues for Growth	• Company organic pro forma consolidated revenue growth guidance outpaces industry growth • Opportunity to pursue strategic acquisitions within fragmented industry
Compelling Financial Profile	• Current trading valuation is below comparable companies trading multiples • Flexibility with net cash balance sheet

Note: (a) PQ Media Global Digital Out-of-Home Media Forecast, (5th Edition)

RMG Networks—Who Are We?

- RMG Networks is a global leader in digital signage media and technology. The Company sells enterprise-class digital signage solutions and media applications to some of the worlds largest and most demanding companies.
- We specialize in "Intelligent" visual display networks and ad and non-ad solutions that integrate with big data.
- We also operate world-class advertising media networks targeting consumers outside the home, using digital signage. Our advertising networks reach over 100 million consumers each month.

RMG NETWORKS

RMG ENTERPRISE SOLUTIONS

RMG MEDIA NETWORKS

Thousands of customers around the world, including over 70 of the Fortune 100 companies

Network of over 1 million connected screens on 6 continents

Diversity of revenue from media services, content services proprietary software, software-embedded hardware, technical services and third-party displays

RMG Networks Provides Comprehensive Turnkey Solutions

RMG Networks Solves Key Customer Pain Points Offering Integrated Hardware, Software and Services Solutions

Competing Offerings:

- Multiple suppliers offering individual components
- User responsible for integration
- Offerings complicated to "fit together"

Consumer Networks

Consumer-facing. Content-based screen networks

Enterprise Networks

Internal corporate networks, data driven

Advertising Networks

Advertising networks in captive out-of-home environments

Screens Guide Our Lives


go wild
UGG
24
7

Significant Expected Industry Growth

U.S. digital-out-of-home market is estimated at:

> $2.6 billion and projected to grow at ~13% CAGR through 2016[(a)]

Projections show the 3 million digital signage media players installed worldwide today will increase to approximately 10 million by 2015

Intel, Embedded and Communications Group

$9.9 Billion	$2.6 Billion
Global DOOH Media Spending in 2013[(b)]	U.S. DOOH Media Spending in 2013[(b)]



U.S. TOTAL DIGITAL OUT-OF-HOME MEDIA FORECAST
$6,000
4,500
3,000
1,500
0
2011-2016 CAGR: 12.7%
$2,046
$2,302
$2,597
$2,938
$3,323
$3,725
2011
2012
2013
2014
2015
2016
Digital Place-Based Networks
Digital Billboards

DIGITAL SIGNAGE MEDIA ATTRIBUTES

INCREASING ADOPTION

- Industries are going digital to compete
- Accelerating global acceptance of screens as an informational source
- Gen Y and Millennials are digital, connected and avoid traditional media
- Increasing affordability of component and on-going maintenance costs

KEY CHARACTERISTICS

- Travel digital signage highly appealing due to the captive, transactional and interactive nature
- Convergence of in-store technologies, mobile communication, touch screens and digital signage
- Targets specific audiences at efficient CPIs
- Most digital media providers offer piecemeal solutions

(a) PQ Media Global Digital Out-of-Home Media Forecast (5th Edition).
(b) Represents 2013E global and the U.S. digital out-of-home media forecast as per PQ Media Global Digital Out-of-Home Media Forecast (5th Edition).

RMG Networks Sits at the Nexus of Media & Technology

- Media and Technology have been on a collision course for 10+ years
- The Digital Signage Industry Evolution
  - Moving from an "innovative" marketing program to an integrated element of a merchandising, advertising & marketing



MEDIA
10+ Years
TECHNOLOGY

Digital signs offer dynamic, targeted ways to communicate in the Digital Media World

All demographics are digital & connected and are bypassing traditional media

Global acceptance of "screens" as an information source accelerating

Pervasive movement to "Digital" to compete

The dynamics of our life-styles & the traditional media industry are at odds

- Frenetic life pace (more time out of the home, dual working families etc.)
- TV plagued with fragmentation, DVR & eroding viewership
- Radio suffers from mobile phones, Satellite Radio, Pandora, Spotify
- Print readership & circulation is dramatically down worldwide
- Billboards are getting zoned out of desirable demographic locations

All Industries Use Digital Signage

Global Digital Signage Systems Market: Percent of Revenue by Verticals


Others 12.2%
Retail 28.8%
Government 6.6%
Education 8.2%
Corporate 9.8%
Transportation 18.4%
Hospitality 16.0%

Note: All figures are rounded; the base year is 2011. Source: Frost & Sullivan analysis

The Digital Signage Landscape is Fragmented

RMG Networks provides a broad turn-key offering of solutions

INDUSTRY SEGMENTS	PRODUCT OFFERINGS	COMPETITIVE LANDSCAPE	RMG NETWORKS INTEGRATED OFFERINGS
HARDWARE	• Media players • Displays • Electronic billboards	Samsung, LG Electronics, Sony, Panasonic, Sharp, Hitachi, Pioneer, NEC, mediatile, Barco, DigitalView, Philips	RMG NETWORKS
SOFTWARE	• Content management • Media player management • Ad network operations	Scala, ComQi, BroadSign, 3M, Stratacache, FWi Four Winds Interactive, Dynasign, netkey, WebPavement	RMG NETWORKS
SERVICES	• Project design and consulting • Network operations • Deployment and field service • Content development	nanonation, Omnivex, wirespring, Convergent, CPT Network Solutions, USSI, CrossCom National, Spencer Technologies, Tekserve Apple Specialist, BroadSign	RMG NETWORKS
AD NETWORKS	• Media sales services • Product marketing and management • Inventory management	Captivate Network, GSTV Gas Station TV, ZOOM Media & Marketing, adspace digital Mall Network, JCDecaux, Clear Channel, ncm Media Networks, iz-on media	RMG NETWORKS

Highly fragmented industry that should benefit from consolidation

RMG Networks Business Units

RMG ENTERPRISE SOLUTIONS

We sell custom designed digital signage technology solutions for corporate networks, retail environments, hospitality, education, government and healthcare





RMG MEDIA NETWORKS

We operate and sell advertising on digital out-of-home video networks in airplanes, airports, and shopping malls





RMG ENTERPRISE SOLUTIONS

Digital Signage Ecosystem



DIGITAL SIGNAGE—Targeted information delivered via flat panel screens installed in call centers, fulfillment centers, lobbies, conference rooms, employee gathering areas



VIDEO WALLS—Multiple displays that work in tandem for the purpose of informing and engaging large audiences



MARQUEES—Large or ultra-bright LED displays installed outdoors



DESKTOPS—Event-driven information delivered via personal computer displays



MOBILE DEVICES—Real-time, interactive multi-media content delivered via smartphones



WAY-FINDERS—Navigational information that is accessible via interactive displays installed in common areas



INTERACTIVE KIOSKS—Interactive displays installed in common areas for the purpose of allowing individuals to access relevant information



DOOR DISPLAYS—Small, in-wall displays installed next to room entrances



LED WALLBOARDS—LED displays installed in warehouses, contact centers

Comprehensive Solution Offering



Contact Center



Internal Comms



Hospitality



Retail


7/16/2010 10:45:48 AM
Active Releases by Line

Supply Chain


NHS
NHS RESTAURANT
GOOD HYGIENE

Healthcare

RMG MEDIA NETWORKS



RMG's Media Networks leverage the power of place to target affluent, consumer-centric audiences on the path to purchase.

RMG is able to provide better media impressions through a combination of:

- contextual content
- dynamic assets
- captive environments
- Targeted Messaging


RMG Airline Media

RMG Airline Media is the largest digital network in the air travel space. Dynamic media assets in-flight and inside executive airport clubs deliver unmatched engagement with affluent consumers and business decision makers.

35MM Viewers per Month

3,000 Airplanes


RMG Mall Media

RMG Mall Media is the largest full sight, sound and motion media network in U.S. mall food courts. The network reaches alpha-moms and influential youth with compelling dual-screen video content along the path to purchase.

62MM Viewers per Month

RMG Airline Media: US Domestic Airline Network Growth

- **RMG Travel Media Network**

2009
- jetBlue
- Continental Airlines

2010
- DELTA
- UNITED
- FRONTIER AIRLINES
- jetBlue
- Continental Airlines

2011
- Virgin america
- AIRFRANCE
- KLM
- Lufthansa
- US AIRWAYS
- AMTRAK
- DELTA
- UNITED
- FRONTIER AIRLINES
- jetBlue
- Continental Airlines

2012
- SOUTHWEST
- gogo
- Alaska Airlines
- Virgin america
- AIRFRANCE
- KLM
- Lufthansa
- US AIRWAYS
- AMTRAK
- DELTA
- UNITED
- FRONTIER AIRLINES
- jetBlue
- Continental Airlines

Providing Solutions to the Largest & Most Demanding Companies Globally

RMG MEDIA NETWORKS

120,000 Airline Screens & 161 Shopping Malls

Thousands of Customers & 70% of Fortune 100

RMG ENTERPRISE SOLUTIONS

Existing Market Leadership and Comprehensive Offerings Provide Strong Platform for Growth

Develop new and expand existing channels to market in key vertical industries

Build international presence in Europe, Middle East, Asia-Pacific and Latin America

Pursue strategic acquisitions to add new revenue streams



Cross sell additional applications to existing customers

Increasing focus on comprehensive solutions

Expand existing ad networks by expanding CPM growth and sell through

Near-term Organic Growth Tactics

RMG ENTERPRISE SOLUTIONS

Expanded Geographic Focus:
Singapore, Latin America, China

Reorganize Sales Force to Drive Customer Retention and Larger Deal Sizes

Garner Larger Portion of Customer Spend

Offer Additional Solutions

Incorporate Practice Leaders Into Marketing Team

Expand Into New Application Areas

RMG MEDIA NETWORKS

Expanded Geographic Focus:
Europe

Add New Inventory with Existing Partners

Increase CPMs

Increase Sell Through Rates

Drive Additional Customer Acquisitions

Q2 Pro Forma Results

Pro Forma Consolidated Results[1]		
($ in millions)	**2Q12**	**2Q13**
Advertising	5.6	6.9
Product sales	3.9	5.3
Maint./content services	4.2	4.1
Professional services (2Q12 includes $1.1mm non-recurring software development revenue)	2.8	2.6
Total Revenue	16.6	18.9
Op. Income (Loss)	0.9	(4.5)
Adj EBITDA[2]	1.7	0.8

Q2 2013 Highlights

- Acquired, integrated significant acquisition creating market leader offering comprehensive intelligent visual communications solutions
- Pro forma combined Q2 total and core revenues increased 14% and 22%, respectively YoY— prior to growth initiative fully taking effect
- Laid groundwork for international expansion establishing a presence in SE Asia and Latin America
- Completed $43mm follow-on offering (subsequent event)

Notes:

(1) RMG Networks completed the business combinations of Reach Media Group Holdings Group, Inc. and Symon Holdings Corporation, or Symon, on April 8 and April 19, 2013, respectively. Symon was determined to be the Predecessor Company for accounting purposes and accordingly only Symon's historical financials are included for comparison in RMG Networks' "as-reported" financials. Because of this and because Symon recorded historical results of operations on a January 31 fiscal year, our second quarter 2013 results as reported are not comparable with the predecessor company's results for second quarter 2012. We provide here, pro forma combined results for the 2013 and 2012 second quarters as if the companies had existed as a combined entity for the relevant periods.

(2) *A non-GAAP measure - RMG Networks considers and uses Adjusted EBITDA as a supplemental measure of its operating performance, and believes that many of the company's investors use this non-GAAP measure to monitor the company's performance.* We define adjusted EBITDA as net income before interest, taxes, depreciation and amortization, adjusted for acquisition-related and integration items; asset impairment charges; purchase price accounting items recorded as part of our acquisitions; and certain other items that we believe do not reflect our core operating performance. *This measure should not be considered as a substitute for the most directly comparable GAAP measures and should not be used in isolation, but in conjunction with these GAAP measures. A reconciliation of adjusted EBITDA to operating income/(loss), the most comparable GAAP measure, is included in the Appendix to this presentation.*

Balance Sheet and Capital Structure

Completed $43 million follow-on offering – further diversified shareholder base and solidified balance sheet

Outstanding warrants represent potential capital for future growth initiatives

Summary Pro-forma Balance Sheet Data [1]

($ in millions)	
Cash	35.4
Debt	23.5
Book Value of Equity	66.8

Warrants Outstanding

(in millions, except $ amounts)	
Outstanding	13.067
Strike Price	$11.50
Redeemable by the Company [2]	@ $17.50

Notes:.

(1) Unaudited combined pro-forma balance sheet data as of June 30, 2013 adjusted for $42.9 million follow on offering (including partial overallotment exercise) for net proceeds of $39.4 million and the repayment of $10 million of senior indebtedness

(2) Subject to certain trading period achievements

Second Half 2013 Priorities

- Complete final integration steps
- Invest in sales and marketing resources to enhance platform for future growth
- Capture cross-selling opportunities between two divisions
- Add new ad inventory and inventory partners
- Expand geographic and vertical market presences

Experienced Senior Leadership Team With Strong Execution Skills

RMG's management team has significant experience running profitable businesses, launching emerging digital media platforms, and integrating successful acquisitions.



Gregory H. Sachs
Executive Chairman

- Chairman and CEO, Sachs Capital Group
- Founder, Fmr. Chairman and CEO, Deerfield Capital Management



Garry McGuire
Chief Executive Officer

- CEO of RMG Networks since 2009
- Fmr. Chairman, Icon Internet Ventures
- Fmr. President, Gyro HSR
- Fmr. VP Global Marketing, Compaq/HP



Bill Cole
Chief Financial Officer

- CFO of Symon Communications since 1997
- Fmr. Deloitte & Touche Partner



Paul Shyposh
President, Media Networks

- Executive VP Sales, RMG
- Fmr. Executive, JC Decaux Airport Division
- Fmr. New York Times



Loren Buck
EVP Business Operations and Strategy

- Fmr. Director of Finance and Special Projects, Sachs Capital Group
- Fmr. UBS Investment Bank and corporate finance executive



Daniel Kwong
Chief Technology Officer

- 25 years of management experience with Cisco Systems, Hewlett Packard, Juniper Networks, MCI and Nortel



Stephen Nesbit
Chief Marketing Officer

- Fmr. President Reflect Systems
- Leading Digital Signage industry consultant and speaker

RMG Networks Highlights

RMG Networks is an attractive, fast-growing leader in enterprise-class digital signage and digital out-of-home media

Significant Expected Market Growth	• US digital place-based networks growing at ~13% 2011-2016 CAGR[a] • Long-term growth expected due to accelerating adoption trends
Market Leading Position	• Solutions for the most complex enterprise, retail and media customer needs • Open and scalable technology platform
Comprehensive Platform	• Proprietary portfolio of software, hardware, implementation and support services for non-advertising and advertising solutions • Global Reach
Experienced Management Team	• Strong track record of industry leadership • Significant experience in operating advertising, digital media and technology businesses
Multiple Avenues for Growth	• Company organic pro forma consolidated revenue growth guidance outpaces industry growth • Opportunity to pursue strategic acquisitions within fragmented industry
Compelling Financial Profile	• Current trading valuation is below comparable companies trading multiples • Flexibility with net cash balance sheet

Note: (a) PQ Media Global Digital Out-of-Home Media Forecast, (5th Edition)


RMG NETWORKS
INTELLIGENT VISUAL COMMUNICATIONS, DELIVERED.

Appendix — Non-GAAP Reconciliation

Pro forma Calculation of Adjusted EBITDA
Q2 — 2013 and 2012

($ in millions)	2013	2012
Operating Income (Loss)	(5,192,227)	(521,852)
Add		
Depreciation and Amortization	1,342,689	1,491,784
Acquisition Expenses	4,013,757	0
Purchase Accounting Adjustments [1]	675,000	700,000
Adjusted EBITDA	839,219	1,669,932

Notes:.
(1) Revenues that would have been recognized during the period had the balance in deferred revenue at the acquisition date not been required to be adjusted to market value at the acquisition date in accordance with GAAP purchase accounting guidelines.